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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2000


                             Commission file number:
                                    000-15760



                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)




NEW YORK                                                      16-0470200
--------                                                      ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                                 Identification
No.)


                               ONE HARDINGE DRIVE
                                 ELMIRA, NY 14902
               (Address of principal executive offices) (Zip code)


                                 (607) 734-2281
               (Registrant's telephone number including area code)



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ITEM 5.  OTHER EVENTS


       On December 20, 2000, Hardinge Inc. announced that it has reached a definiitive agreement to purchase 100% of the stock ownership of HTT Hauser Tripet Tschudin AG (HTT), a leading manufacturer of precision grinding machines based in Biel, Switzerland. A copy of the press release is included as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a)   Not applicable
(b)   Not applicable
(c)   Exhibits

          99.1   Press Release issued by registrant on  December 20, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  HARDINGE INC.





DECEMBER 22, 2000              By: /s/ Richard L. Simons
-------------------                ---------------------
Date                           Richard L. Simons
                               Executive Vice President and Chief Financial
                               Officer
                               (Principal Financial Officer)